Exhibit 99.2
First Quarter 2008 Financial Review April 17, 2008

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

Financial Results Overview $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation 1Q08 4Q07 1Q07 Net Income $109 $119 $190 Diluted EPS from continuing operations $0.73 $0.77 $1.19 Diluted EPS $0.73 $0.79 $1.19 Return on equity from continuing operations 8.51% 9.20% 14.86% Net interest income $476 $489 $502 Net interest margin 3.22% 3.43% 3.82% Provision for loan losses $159 $108 $23 Noninterest income $237 $230 $203 Noninterest expenses $403 $450 $407

First Quarter 2008 Results Highlights *Excludes Financial Services Division; Analysis of 1Q08 compared to 4Q07 **CRE: Commercial Real Estate Annualized average loan growth of 10%* Texas: 14% Western: 10% Midwest: 9% Noninterest bearing deposit growth of 12%* Net interest margin of 3.22% Credit quality Allowance for loan losses to total loans increased to 1.16% Credit quality concerns focused on CA residential real estate Net credit-related charge-offs as a percentage of average total loans of 85 bps or 31 bps excluding CRE** Line of Business Solid capital position

Net Interest Income NII & NIM Net interest income of $476 million Good loan and deposit growth Securities portfolio increased One less day in first quarter ($5 million) Net interest margin of 3.22% Reduced contribution from noninterest bearing deposits in a lower rate environment Loan growth outpacing deposit growth Securities portfolio increased Lowered deposit rates

Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of 3.7 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk Securities $ in millions 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 7222 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 0.1213

Noninterest Income Growth in fee income: Investment banking fees Deposit service charges Gain on sale of Visa shares Seasonal decline in commercial lending fees Decline in principal investing and warrant income Noninterest Income 3Q06* 4Q06* 1Q07 2Q07 3Q07 4Q07 1Q08 Noninterest Income 202 215 203 225 230 230 237 FSD Settlement Proceeds 1Q08 vs. 4Q07 $ in millions

Midwest Western Texas Florida International Other Markets Avg Loans 19 16.1 7.7 1.9 2.2 4.2 Midwest Western Texas Florida International Other Markets Average Loans 18.7 14.1 6.4 1.6 2.1 3.9 Achieving Geographic Loan Growth 1Q08: $51.1 billion* 1Q07: $47.3 billion* *Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 8%* Loans

Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking Average Loans 16.7 7 6.1 5.2 5.5 2.1 4.2 4.3 Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking Avg Loans 15.9 6.5 5.2 5.3 4.5 2.1 4 3.8 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 8%* * Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 1Q08: $51.1 billion* 1Q07: $47.3 billion* Loans

Credit Quality 1Q08 4Q07 1Q07 Net credit-related* charge-offs to average total loans Excluding CRE Line of Business 0.85% 0.31% 0.50% 0.25% 0.16% 0.16% Nonperforming assets to total loans and foreclosed property 1.07% 0.83% 0.49% Allowance for loan losses to total loans 1.16% 1.10% 1.04% Allowance for loan losses to nonperforming loans 112% 138% 229% * Includes net loan charge-offs and net charge-offs on lending-related commitments Credit

Commercial Real Estate Middle Market Small Business Banking Private Banking Other Business Lines 383.391601 78.08282 49.501958 7.317075 17.993733 Granular Nonaccrual Loans March 31, 2008: $538 million By Line of Business Period-end balances in $millions 47% of nonaccrual loans located in the Western market Average write-down to nonaccrual loans: 31% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5M $178 325 $5 - $10M 156 22 $10 - $25M 202 13 Over $25M 0 0 Total $536 360 Credit

Midwest Western Texas Florida International 28.401 66.868 4.661 9.171 0.941 Midwest Western Texas Other Markets 36.766 22.348 3.247 0.784 Net Loan Charge-offs by Geography 1Q08: $110 million 4Q07: $63 million Credit $ in millions

Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.5 0.7 0.7 0.8 0.7 0.3 0.4 0.4 Western Michigan Texas Florida Other Markets 2.5 0.9 1 0.6 0.5 Commercial Real Estate Line of Business March 31, 2008 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Credit

Midwest Western Texas Florida 13.926 58.451 2.328 0.943 Midwest Western Other Markets 25.666 9.41 1.125 Commercial Real Estate Line of Business Net Loan Charge-offs 1Q08: $75 million 4Q07: $36 million Credit $ in millions

California Housing Market Credit California Median Existing Single-Family Home Price $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 California Building Permits 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 Jan-2001 Jan-2002 Jan-2003 Jan-2004 Jan-2005 Jan-2006 Jan-2007 Jan-2008 Rolling 12-Mo. Sum

California Commercial Real Estate Line of Business Smaller local developers 41% of total nonaccrual loans 100% of net loan charge- offs in Western CRE Entire portfolio transferred to Special Assets Group Local CA Real Estate Residential Mortgages 2.1 0.4 March 31, 2008: $2.3 billion* Period-end balances in $billions * California only, excludes other states within the Western market CA Local RRE $0.8B Credit CA Local Residential Real Estate Developer Portfolio:

Residential Real Estate (RRE) Portfolio Risk Assessment Process Credit Quality Review Meets quarterly or as new information is available Approve strategy for exit or restructure Review collateral values, including appraisals (updated as appropriate) and secondary market price indications Determine provisions and charge-offs Loan Loss Reserves Increased Special Asset Group (SAG) Local CA RRE customers and relationship managers transferred to SAG, and managed by experienced work out professionals Access Secondary Market Debt Sales (Brokers & Commercial Developers) Credit

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $6 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 19 37 44 1Q08: $4.4 billion 1Q08 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.6B 37% Consumer Loans - Other (2) $0.9B 19% Residential Mortgage Loans (1) $1.9B 44% Credit

Home Equity Portfolio Other Markets Midwest Western Texas Florida 73 15 10 2 76% home equity lines and 24% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV ^ 80%* Average loan vintage is 3.45 years* Geographic Breakdown Midwest 73% Texas 10% Western 15% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 1Q08 averages in $billions Geography based on office of origination 1Q08: $1.6 billion Florida 2% Credit

Automotive Manufacturer Exposure Declining 12/06 12/07 2/08 Exposure: Dealer $ 7.4 $ 7.3 $ 7.4 Other Automotive: Domestic Ownership $ 2.9 $ 2.6 $ 2.5 Foreign Ownership 1.3 1.1 1.1 Total Other Automotive $ 4.2 $ 3.7 $3.6 Outstandings: Dealer $ 5.6 $ 5.4 $ 5.4 Other Automotive: Domestic Ownership $ 1.7 $ 1.4 $ 1.4 Foreign Ownership 0.5 0.4 0.4 Total Other Automotive $ 2.2 $ 1.8 $ 1.8 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 NPA's 43 49 46 39 20 17 16 16 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Net Loan Charge-offs 3 3 2 7 -6 -0.1 -0.1 0.209 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit

Growing Deposits Total deposits of $44.1 billion Average noninterest-bearing deposits* grew 12% Deposits grew in: Middle Market Global Corporate Banking Technology & Life Sciences Personal Banking Private Banking Average core deposits* increased : 3% in the West 2% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 1Q08 vs 4Q07 annualized 1Q07 2Q07 3Q07 4Q07 1Q08 Money Market & NOW 13.517 13.614 13.799 14.071 14.265 Savings Deposits 1.38 1.419 1.378 1.373 1.358 Customer CDs / Foreign Office Time 8.448 8.305 8.715 9.49 9.465 Noninterest-bearing 8.712 8.355 8.264 8.473 8.729 Average Core Deposits* Deposits

Financial Services Division Data 1Q08 4Q07 1Q07 Average Balance Sheet Noninterest-bearing $1.9 $2.1 $3.5 Interest-bearing 1.1 1.1 1.2 Total Deposits $3.0 $3.2 $4.7 Total Loans $0.8 $0.9 $1.6 Noninterest Expenses Customer Services $6 $7 $14 Average Rates FSD Loans (Primarily Low-rate) 1.12% 0.98% 0.68% FSD Interest-bearing Deposits 2.77% 3.78% 3.91% Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.7 to $1.9 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits Specialty Businesses

Plan to open about 32 new banking centers in 2008, all in high growth markets Location of New Banking Centers 2005 2006 2007 3/08 Full Year 2008 Total 3/08 California 8 12 13 2 14 85 Arizona 2 2 3 1 5 9 Texas 7 7 12 0 12 79 Florida 0 3 0 0 1 9 Michigan 1 1 2 0 0 238 Total 18 25 30 3 32 420 Investing to Accelerate Growth and Balance: Banking Center Expansion Deposits

New Banking Center Deposits 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 1526.135 1771.339 751.219 597.973 284.532 333.583 Month Average CAGR: 19% Personal Banking - 30% Business Bank - 38% Small Business Banking - 15% WIM - 17% Millions Deposits

Multiple Funding Sources Solid core deposit growth Moody's reaffirmed A1 rating and stable outlook Federal Home Loan Bank of Dallas Joined February 2008 $2.0 billion advanced with five year term Multi billion dollar funding capacity Tapping into Repo market Larger investment securities portfolio 12% of average earning assets at 1Q08 vs 7% at 1Q07 Capital Equity Interest Bearing Deposits NIB Deposits M/T & L/T Funding S/T Wholesale Funding 5192 26183 10622 9856 10754 Funding Sources Short-term / Wholesale 17% Interest- bearing Deposits 42% Noninterest- bearing Deposits 17% Medium- and Long- term Debt 16% Equity 8% In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the Federal Reserve, including the discount window and the Term Auction Facility

12/31/05 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica 0.0778 0.0754 0.0749 0.0718 0.0701 0.0685 0.0671 Peer Group Median** 0.07 0.0734 0.067 0.0655 0.0639 0.0574 Solid Capital Position Tier 1 Common Capital Ratio History* *Tier 1 Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets; estimated at 3/31/08 **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Tier 1 Common Capital Ratio* of 6.71% within target range of 6.50% - 7.50% 39 consecutive years of dividend increases Strong capital position relative to Peer Group Capital

2008 Full Year Outlook Loan growth (excluding the Financial Services Division)*: mid single-digit growth Texas low double-digit* West mid to high single-digit* Midwest low single-digit* Average earning asset growth: in excess of average loan growth Net interest margin: around 3.10% Net credit-related charge-offs: around 75 to 80 bps** Noninterest income*: low single-digit increase Noninterest expense*: low single-digit decrease Effective tax rate: about 28% Tier 1 common ratio: maintain within 6.50-7.50% target range This outlook is provided as of April 17, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Full Year Outlook

Questions and Answers Ralph Babb Chairman and CEO Beth Acton EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer Darlene Persons Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 3/08 % YTD 3/07 % Business Bank $62 51% $146 70% Retail Bank 40 33 42 20 Wealth & Institutional Management 20 16 21 10 122 100% 209 100% Finance (3) (12) Other* (10) (7) TOTAL $109 $190 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division Appendix

Market Segment Contribution to Net Income YTD 3/08 % YTD 3/07 % Midwest $87 71% $79 39% Western (10) (8) 73 35 Texas 20 16 23 11 Florida (4) (3) 3 1 Other Markets 19 15 22 10 International 10 9 9 4 122 100% 209 100% Finance and Other* (13) (19) TOTAL $109 $190 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets Appendix

Loan Momentum Continues in Growth Markets 1Q08 4Q07 Q - Q% Chg 1Q07 Y - Y% Chg Midwest $19.0 $18.6 2% $18.7 2% Western > Excluding FSD 16.9 16.1 16.6 15.7 2% 3% 16.2 14.6 4% 10% Texas 7.7 7.4 4% 6.4 19% Florida 1.9 1.7 9% 1.6 15% Other Markets 4.2 4.2 -1% 3.9 7% International 2.2 2.2 4% 2.1 9% TOTAL $51.9 $50.7 2% $48.9 6% > EXCLUDING FSD $51.1 $49.8 3% $47.3 8% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Appendix

Diverse Line of Business Loan Growth 1Q08 4Q07 Q - Q% Change 1Q07 Y - Y% Change Middle Market $16.7 $16.4 1% $15.9 5% Commercial Real Estate 7.0 6.9 1% 6.5 7% Global Corporate Banking 6.1 5.7 8% 5.2 18% National Dealer Services 5.2 5.1 2% 5.3 -2% Specialty Businesses* > Excluding FSD 6.3 5.5 6.2 5.3 1% 4% 6.1 4.5 3% 21% SUBTOTAL - BUSINESS BANK $41.3 $40.3 2% $39.0 6% Small Business Banking 4.2 4.1 3% 4.0 7% Personal Banking 2.1 2.1 -3% 2.1 -5% SUBTOTAL - RETAIL BANK $6.3 $6.2 1% $6.1 3% Private Banking 4.3 4.2 4% 3.8 15% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.3 $4.2 4% $3.8 15% TOTAL > EXCLUDING FSD $51.9 $51.1 $50.7 $49.8 2% 3% $48.9 $47.3 6% 8% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS Appendix

First Quarter 2008 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.2 $5.1 $2.0 $0.2 $1.2 $-- $16.7 Commercial Real Estate 1.3 2.7 1.2 0.5 1.3 -- 7.0 Global Corporate Banking 1.7 1.1 0.3 0.1 0.7 2.2 6.1 National Dealer Services 0.8 3.2 0.3 0.5 0.4 -- 5.2 Specialty Businesses* 1.2 2.3 2.2 0.0 0.6 -- 6.3 SUBTOTAL - BUSINESS BANK $13.2 $14.4 $6.0 $1.3 $4.2 $2.2 $41.3 Small Business Banking 2.2 1.0 1.0 -- -- -- 4.2 Personal Banking 1.8 0.1 0.2 -- 0.0 -- 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.1 $1.2 $-- $0.0 $-- $6.3 Private Banking 1.8 1.4 0.5 0.6 -- -- 4.3 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.4 $0.5 $0.6 $-- $-- $4.3 TOTAL $19.0 $16.9 $7.7 $1.9 $4.2 $2.2 $51.9 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS Appendix

Commercial Real Estate Loan Portfolio Owner Occupied/Other* Real Estate Construction Commercial Mortgage 9463 4109 1381 1Q08: $15.0 billion 1Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings grew in TX and Mortgage Banking (1Q08 vs 4Q07) Nonaccrual loans of $383 million Loans over $2 million transferred to nonaccrual totaled $233 million Net loan charge-offs of $75 million Appendix

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $0.9 $0.1 $0.1 $0.2 $0.1 $1.4 Land Development 0.3 0.1 0.2 0.0 0.1 0.7 Retail 0.2 0.1 0.2 0.1 0.1 0.7 Multi-family 0.1 0.0 0.2 0.1 0.1 0.5 Multi-use 0.2 0.0 0.1 0.0 0.0 0.3 Office 0.1 0.0 0.1 -- 0.0 0.2 Commercial 0.1 0.1 0.0 0.0 0.0 0.2 Land Carry 0.1 -- -- -- -- 0.1 TOTAL $2.0 $0.4 $0.9 $0.4 $0.4 $4.1 1Q08 period-end $ in billions Geography reflects location of property Appendix

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.2 $0.2 $0.1 $0.1 $0.0 $0.6 Multi-family 0.0 0.1 0.0 0.1 0.0 0.2 Office 0.1 0.1 0.0 0.0 0.0 0.2 Commercial 0.1 0.0 0.0 -- 0.0 0.1 Retail 0.0 0.0 0.0 0.0 0.1 0.1 Multi-use 0.0 0.1 0.0 0.0 0.0 0.1 Single Family 0.1 0.0 0.0 0.0 0.0 0.1 TOTAL $0.5 $0.5 $0.1 $0.2 $0.1 $1.4 1Q08 period-end $ in billions Geography reflects location of property Appendix

Line of Business Deposits 1Q08 4Q07 Q - Q% Change 1Q07 Y - Y% Change Middle Market $4.3 $4.2 2% $4.3 1% Commercial Real Estate 0.9 0.9 -8% 1.0 -16% Global Corporate Banking 3.7 3.7 1% 3.3 11% National Dealer Services 0.1 0.1 -3% 0.1 -4% Specialty Businesses1 > Excluding FSD 6.9 3.9 7.0 3.8 -2% 2% 8.0 3.3 -14% 19% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.9 $15.9 $12.7 0% 1% $16.7 $12.0 -5% 7% Small Business Banking 3.9 4.0 -4% 3.9 1% Personal Banking 13.3 13.3 1% 13.2 1% SUBTOTAL - RETAIL BANK $17.2 $17.3 -1% $17.1 1% Private Banking 2.6 2.6 3% 2.3 14% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.6 $2.6 3% $2.3 14% Finance/Other2 8.4 6.6 N/M 6.5 N/M TOTAL > EXCLUDING FSD $44.1 $41.1 $42.4 $39.2 4% 5% $42.6 $37.9 3% 8% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD's: 1Q08 - $7.3B; 4Q07 - $5.8B; 1Q07 - $5.8B Appendix

First Quarter 2008 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.7 $3.3 $0.2 $0.0 $0.1 $-- $4.3 Commercial Real Estate 0.2 0.2 0.1 0.1 0.3 -- 0.9 Global Corporate Banking 1.9 0.4 0.2 0.0 0.4 0.8 3.7 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 5.6 0.5 -- 0.7 -- 6.9 SUBTOTAL - BUSINESS BANK $2.9 $9.6 $1.0 $0.1 $1.5 $0.8 $15.9 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.6 1.0 1.7 -- -- -- 13.3 SUBTOTAL - RETAIL BANK $12.5 $2.0 $2.7 $-- $-- $-- $17.2 Private Banking 0.7 1.3 0.3 0.3 0.0 -- 2.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.3 $0.0 $-- $2.6 Finance/Other2 8.4 -- -- -- -- -- 8.4 TOTAL $24.5 $12.9 $4.0 $0.4 $1.5 $0.8 $44.1 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $7.3B in Institutional CD's; included in Finance Division segment Appendix